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                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
             DATED MARCH 17, 1995 BETWEEN THE LOEWEN GROUP INC.,
            LOEWEN GROUP INTERNATIONAL, INC. AND WILLIAM R. SHANE

     AMENDMENT NO. 1 made this 23rd day of February, 1998 to an Employment Agreement dated March 17, 1995 between The Loewen Group Inc., and William R. Shane (the "Employment Agreement").

                               BACKGROUND

     All terms used in this Agreement shall have the definitions contained in the Employment Agreement. The Company and Shane have agreed to a part time (or possible return to full time) employment arrangement, effective January 19, 1998. and the purpose of this Amendment No 1 is to reflect their understanding.

     NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows;

     1. Effective January 19, 1998, Section 2.1 and 2.3 of the Employment Agreement shall be amended to read in full as follows, respectively

     "2.1 EMPLOYMENT POSITION: Shane shall be employed in a part time position as Senior Vice President, Advisor, supporting the management of financial functions in the Philadelphia office, or in other part time or full time alternative positions of no lesser duties and stature as may be assigned or delegated to him from time to time to the, by the Chief Executive Officer, Chief Operating Officer, President or the Board of Directors of the Company. Shane acknowledges that the Company may, in its sole discretion. assign to him an alternate part time position or alternately a full time position. of no lesser duties and stature as his initial part time position.

     "2.3  DUTIES OF EMPLOYMENT: During the employment period Shane agrees to:

           (a) Support the management of financial functions in the Philadelphia Office;

           (b) devote his part time (83 hours per month), or alternately his full time if full time duties are assigned and attention and best efforts to the performance of his duties as specified herein, exclusive of time spent on Shane's reasonable personal investment portfolio and outside directorships consistent with prior practices and which do not in any way materially conflict with the business of the Company; and

           (c) use his best efforts to promote the success growth and goodwill of the Company and its affiliates."


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     2.  Effective January 1, 1998. Section 4 1 of the Employment Agreement
shall be amended to change the figure $200,000 with the following phrase:
"$250,000 if employed on a full time basis and $125,000 if employed on a part time basis; as outlined herein,

     3. Effective January 1, 1998 Section 5 of the Employment Agreement shall be amended to add the following Section 5.3:

     "5.3 OTHER BENEFITS Company will provide reasonable office facilities and secretarial services to Shane in connection with his duties hereunder; additionally, Shane may make reasonable use of such services and facilities in connection with personal, outside activities unrelated to the Company and which do not violate this Agreement or interfere with the conduct and operation of the Company as determined in the sole opinion of the Company

     Effective from and after January 1, 1998, Shane shall continue to be entitled to the same fringe benefits from the Company which Shane enjoyed as of December 1, 1997, whether such fringe benefits were provided under the Employment Agreement or otherwise.

     4. Effective January 1. 1998 Shane shall cease to be a Director or Officer of any subsidiary affiliates of the Company, but shall retain his position as Senior Vice President, Advisor. of The Loewen Group Inc., a British Columbia corporation and of The Loewen Group International, Inc., a Delaware corporation.

     5. All other terms and conditions of the Employment Agreement shall continue in full force and effect. In the event of any conflict between this Amendment No. 1 and the Employment Agreement. this Amendment No. 1 shall govern.


                                        THE LOEWEN GROUP INC.

                                        By:   /s/ MICHAEL G. WEEDON
                                              ----------------------------


                                        LOEWEN GROUP INTERNATIONAL, INC.

                                        By:   /s/ MICHAEL G. WEEDON
                                              ----------------------------


                                        /s/ WILLIAM R. SHANE
                                        ----------------------------------
                                        WILLIAM R. SHANE


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